CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement Form S-8 (333-47141) of Swiss Army Brands, Inc.

                                                                                                                         ARTHUR ANDERSEN LLP

Stamford, Connecticut
March 28, 2002